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                                                                   EXHIBIT 10.19

                REGULATIONS OF HY-BON ROTARY COMPRESSION, L.L.C.

     In accordance with Texas Limited Liability Company Act, the managers named in the articles of organization of HY-BON ROTARY COMPRESSION, L.L.C., "the Company" adopt the following Regulations.

                                     PURPOSE

     1. The purpose for which the Company is organized is to engage in selling and leasing gas compressor equipment.

                          POWER TO SPECIFY REGULATIONS

     2. The power to adopt, alter, amend, or repeal the regulations is entirely vested in the managers named in the articles of organization.

                             EXECUTION OF DOCUMENTS

     3. The managers have the authority to execute documents and instruments for the sale and lease of gas compressor equipment on behalf of the company.

                                MANAGEMENT RIGHTS

     4. The right to exercise the powers of the Company and to manage the business and affairs of the Company is vested entirely in the managers as listed in the articles of organization.

                   NUMBER OF MANAGERS AND ELECTION OF MANAGERS

     5. The initial managers specified in the articles of organization shall serve as managers until the next annual meeting of members.

                CLASSES OR SERIES OF MEMBERSHIP VOTING INTERESTS

     6. Holders of any class or series of membership interest with respect to voting rights are entitled to elect managers.

                           CLASSIFICATION OF MANAGERS

     7. After the term of initial managers as specified in the articles of organization expires, the members shall re-elect them and/or new managers as appropriate.

                    REMOVAL OF MANAGER BY CONSENT OF MEMBERS

     8. At any meeting of members called expressly for the purpose, any manager may be removed for any reason, with or without cause, on a resolution adopted by the members.

                               QUORUM OF MANAGERS

     9. At all meetings of the managers, 75% of the managers constitutes a quorum for the transaction of business.

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                               ACTION BY MANAGERS

     10. An act of the managers is effective if 75% of the managers vote approval of the act at a meeting at which a quorum of managers is present.

                               MANAGER COMMITTEES

     11. By resolution, the managers may designate from among the managers one or more committees that may exercise the authority of the managers generally, and may designate one or more managers to serve as alternate members of any committee. A committee may not amend the regulations.

                          REGULAR MEETINGS OF MANAGERS

     12. Regular meetings of the managers shall be held at the principal office of the Company. By resolution, the managers are authorized to designate, from time to time, a place or places other than that specified above as the place for regular meetings of the managers. Regular meetings of the managers shall be held immediately following the annual meeting of the members, and on the first Thursday of each month at 10:00 a.m. If a Thursday specified for the holding of a regular meeting is a legal holiday, then that meeting shall be held at the same time on the next day that is not a legal holiday or a Saturday or Sunday. No notice of regular meetings is required.

                          SPECIAL MEETINGS OF MANAGERS

     13. Special meeting called by action of the managers shall be held at the principal office of the Company. Written notice of the time and place of special meetings shall be delivered personally to the managers or sent to each manager by U.S. mail or facsimile machine at the manager's address as shown on the records of the Company. Notice that is mailed must be deposited in the U.S. mail at least 46 hours prior to the time of the holding of the meeting.

                          NOTICE OF PURPOSE OF MEETINGS

     14. Notice of any meetings of the managers shall specify the purpose of the meeting or the business to be transacted at the meeting, in addition to the place, date, and time of meeting.

                              REQUESTS FOR RECORDS

     15. All requests by members or assignees, of a membership interest for copies of Company records must be sent to James J. Woodcock, P. 0. Box 4185, Midland, Texas 79704.

                                   NEW MEMBERS

     16. A person may become a member of the Company if adopted by a vote of two-thirds (2/3) of the existing members; provided that the person makes a contribution to the Company in an amount equal to the minimum amount of initial and additional contribution for any member specified in Paragraph 16.

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                               CLASSES OF MEMBERS

     17. The following classes of members are established by these regulations:

     (a) Class I:

          (i) Consists of the following members:

          NGE Leasing, inc., 2911 South County Road 1280, Midland, Texas 79706;

          Hy-Bon Engineering Company, inc., P. O. Box 4185, Midland, Texas
          79704.

          (ii) Each member has the power to control all aspects of production of the material sold by the Company, including the acquisition, maintenance, repair, and replacement of the physical assets of the Company.

          (iii) Each member, at each regular meeting of the members, must make a full report of all material acquired and produced by Company.

                            VOTE ON ACTION BY MEMBERS

     18. An act of the members of record is effective if the majority of members' votes adopt the act at a meeting at which a quorum of members is present, in accordance with the following voting regulations;

(a) Each member is entitled to one vote.

(b) For any meeting at which a matter is to be voted on by the members, the Company must give to each member notice of the time, place, arid purpose of a meting. Written notice of the time and place of meetings shall be delivered personally to the managers or sent to each manager by U.S. mail or facsimile machine at the manager's address as shown -on the records of the Company. For mailed notice, the notice must be deposited in the U.S. mail at least seven days prior to the time the meeting is held).

(c) Action taken at any meeting of the members without the required notice is as valid as though made at a meeting after notice if a quorum is present and each of the members not present signs a written waiver of notice or a consent to the holding of that meeting, Attendance of a member at a meeting constitutes waiver of notice of the meeting unless the member attends the meeting for the express purpose or objecting to the transaction of business on the grounds that the meeting is not lawfully convened.

(d) Any action permitted to be taken by the members may be taken without a meeting if all members individually or collectively consent by signing a writing approving of the action. Any action by written consent has the same force and effect as a unanimous vote of the members.

(e) Only persons whose names are listed as members in the official records of the Company 30 days before any meeting of the members are entitled to notice of or to vote at that meeting.

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(f) At all meetings of the members, two members shall be necessary and sufficient to constitute a quorum for the transaction of business.

(g) Members may vote either in person or by proxy. Proxies must be executed in writing by the members. A telegram, telex, cablegram, or similar transmission by the shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by a member is deemed an execution in writing for purposes of this regulation.

                LIABILITY OF MEMBER OR MANAGERS TO THIRD PARTIES

     19. A member or manager is not liable for the debts, obligations, or liabilities of the Company, including liability under a judgment decree or order of a court.

                        ASSIGNMENT OF MEMBERSHIP INTEREST

     20. A member may not assign the member's interest in the membership except with the written consent of all of the other members of record. if a consent is obtained, a member may assign the member's interest only in its entirety. Except as specified in Paragraph 23 of these Regulations, any assignment automatically entitles the assignee to become a member.

                       RIGHTS OF ASSIGNEE TO BECOME MEMBER

     21. An assignee of a membership interest does not become a member of the Company except with the written consent of all of the other members of record.

                       OBLIGATIONS OF MEMBER BY ASSIGNMENT

     22. A person who becomes a member as a result of an assignment of a membership interest assumes all of the obligations of the assignor, including liabilities unknown to the assignee at the time the assignee becomes a member.

                       CERTIFICATES OF MEMBERSHIP INTEREST

     23. The Company is authorized to issue membership interest certificates. Membership interests may be assigned or transferred by delivery of the certificates, and possession of the certificates constitutes absolute ownership rights in the membership interest described on the certificates.

     24. Except as specified in Paragraph 28 of these Regulations, a member of record has an absolute obligation to perform an enforceable promise to make a contribution, or otherwise pay cash or transfer property owed to the Company. However, a member's representative or member's successor in interest is relieved of such obligation in the event of the member's death or complete disability.

               PENALTIES FOR MEMBER'S FAILURE TO MAKE CONTRIBUTION

     25. In the event a member fails to make a contribution to the limited liability Company required by an enforceable promise, the Company is entitled to take any of the following actions:

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     (a) Reduce the defaulting members interest in a proportion that the amount of the default bears to the total contribution of the member.

     (b) Require that the member forfeit the members interest.

     (c) Subordinate the member's interest to that of all other members of record.

     (d) Force sale of the member's interest.

     (e) Lend money to the defaulting member by other members at an interest rate of 12 percent in an amount necessary to satisfy the amount of the default.

     (f) Determine the value of the defaulting member's interest by appraisal or by formula and sell the interest.

     26. On written consent of all of the other members of record, the Company may release or compromise the following obligations of a member, a member's legal representative, or a members successor.

     (a) An obligation to make a contribution or otherwise pay cash or transfer property to the Company.

     (b) An obligation to return cash or property paid or distributed to the member in violation of the Taxes Limited Liability Company Act or these regulations.

                             BASIS OF DISTRIBUTIONS

     27. The amount of cash and other assets shall be distributed to each member based on the current percentage interest of the member. As used in these Regulations, the "current percentage interest" is the agreed value of contributions to the Company that have been made by the member divided by the total of all contributions made to the Company by all members, as specified in the records of the Company and as determined as of the date of the Company's most recent accounting.

                              WITHDRAWAL OF MEMBER

     28. (a) A member of the Company may withdraw as a member.

          (i) When the member gives 60 days' written notice to all of the other members of record.

          (ii) When the member assigns the members interest in the Company in accordance of these Regulations].

         (b) A member of the Company ceases to be a member, and is deemed to have withdrawn from the Company, on the occurrence of any of the following events;

          (i) When the member files a voluntary bankruptcy petition.

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          (ii) If the member is a natural person, the death of the member or an adjudication of a court of competent jurisdiction that the member is incompetent to manage his or her person or property.

          (iii) If the member is a corporation, on the filing of a certificate of dissolution of the corporation or the revocation of the corporation's charter.

          (iv) If the member is an estate, on the personal representative's distribution of the estate's entire interest in the Company.

                           DISTRIBUTION ON WITHDRAWAL

     29. Within a reasonable time after withdrawal, a withdrawing member is entitled to receive:

          (a) The net book value of the member's interest in the Company as recorded in the last regular accounting preceding the withdrawal; and

          (b) The value of the member's interest in the goodwill of the Company, as determined by capitalizing 25 percent of the withdrawing member's distributive share of the average annual profits of the Company during its preceding five (5) taxable years.

                              DISTRIBUTIONS IN KIND

     30. The company may make a distribution in a form other than cash. However, no partner may be compelled to accept a disproportion of assets in kind from the Company to the extent that the portion of assets distributed to the member exceeds the member's ownership percentage of the Company.

     The undersigned managers have adopted these Regulations on July 9, 2001.

                                       NGE LEASING, INC.

                                       BY: /s/ SCOTT SPARKMAN
                                           ----------------------------
                                       PRINTED NAME: SCOTT SPARKMAN
                                                     ------------------
                                       TITLE: PRESIDENT
                                              -------------------------


                                       HY-BON ENGINEERING COMPANY, INC.

                                       /s/ JAMES D. ROSS
                                       --------------------------------
                                       PRINTED NAME: JAMES D. ROSS
                                                     ------------------
                                       PRINTED NAME: JAMES D. ROSS
                                                     ------------------
                                       TITLE: CHIEF FINANCIAL OFFICER
                                              -------------------------

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